UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date Earliest Event reported): June 14, 2022

Stagwell Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-13718	86-1390679
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One World Trade Center, Floor 65

New York, NY 10007

(Address of principal executive offices and zip code)

(646) 429-1800

(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value	STGW	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 14, 2022, at the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of Stagwell Inc. (the “Company”), the Company’s stockholders approved the Stagwell Inc. Second Amended and Restated 2016 Stock Incentive Plan (the “Amended Plan”) to increase the number of shares of Class A common stock, par value $0.001 per share, of the Company reserved for issuance by 15,000,000 shares from 5,250,000 shares to 20,250,000 shares and make the other changes described in “Proposal 2 – Approval of the Second Amended and Restated 2016 Stock Incentive Plan” in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on May 2, 2022 (the “2022 Proxy Statement”), which description is incorporated by reference herein. The Board of Directors of the Company approved the Amended Plan, subject to stockholder approval, on March 7, 2022.

The foregoing description of the Amended Plan is qualified in its entirety by reference to the Amended Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

Annual Meeting of Stockholders

On June 14, 2022, the Company held the Annual Meeting. The stockholders considered four proposals as described in the 2022 Proxy Statement. The final results of the voting on each matter submitted to stockholders at the Annual Meeting are set forth below.

Proposal 1 - Election of Directors. The stockholders elected the nominees for director by the votes shown below, each to hold office until the Company’s 2023 Annual Meeting of Stockholders.

Nominee	For	Withheld	Broker Non-Votes
Charlene Barshefsky	274,836,584	2,020,015	4,914,029
Bradley J. Gross	274,930,116	1,926,483	4,914,029
Wade Oosterman	274,516,777	2,339,822	4,914,029
Mark J. Penn	273,255,829	3,600,770	4,914,029
Desirée Rogers	274,561,595	2,295,004	4,914,029
Eli Samaha	271,994,151	4,862,448	4,914,029
Irwin D. Simon	259,910,977	16,945,622	4,914,029
Rodney Slater	274,763,388	2,093,211	4,914,029
Brandt Vaughan	276,712,807	143,792	4,914,029

Proposal 2 – Approval of Second Amended and Restated 2016 Stock Incentive Plan. The stockholders approved the Amended Plan by the votes shown below.

For	Against	Abstain	Broker Non-Votes
268,850,801	7,980,714	25,084	4,914,029

Proposal 3 - Executive Compensation. The stockholders approved the non-binding advisory resolution on the executive compensation of the Company’s named executive officers by the votes shown below.

For	Against	Abstain	Broker Non-Votes
269,754,664	6,961,521	140,414	4,914,029

Proposal 4 – Selection of Independent Registered Public Accounting Firm. The stockholders ratified the selection of Deloitte & Touche LLP to act as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2022 by the votes shown below.

For	Against	Abstain
279,163,655	2,441,050	165,923

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Stagwell Inc. Second Amended and Restated 2016 Stock Incentive Plan (incorporated by reference to Exhibit 4.3 to the Company’s Form S-8 filed on June 14, 2022).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 16, 2022

Stagwell Inc.

By:	/s/ Peter McElligott
Name: Peter McElligott
Title: General Counsel